UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2006

EARTHWORKS ENTERTAINMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15599	22-2442288
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6467 Zuma View Place, Suite 160, Malibu, CA 90265
(Address of principal executive offices)

(310) 589-0227
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

9	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
9	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
9	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
9	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Director; Election of Director

On November 16, 2006 Cathy Malatesta resigned from her position as a member of Earthworks’ Board of Directors. Ms. Malatesta will continue to serve as a member of Earthworks’ Advisory Board.

On November 16, 2006 the Board of Directors elected Paul Ghera to serve as a member of the Board of Directors. Mr. Ghera has over 20 years of experience in the financial management of businesses in the entertainment industry. For the past five years, Mr. Ghera has been the President of The Gage Group, Inc., an entertainment finance company. Mr. Ghera was awarded an M.B.A. degree by The Harvard University and a J.D. degree by Suffolk Law School. Mr. Ghera is 60 years old.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHWORKS ENTERTAINMENT, INC.

Dated: November 22, 2006	By:	/s/ Peter Keefe
Peter Keefe
Chief Executive Officer